Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 02-01-09 to 02-28-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached

Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements	MOR-1c	Refer to attached stmt

Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.

Statement of Operations	MOR-2	Yes	See attached notes

Balance Sheet	MOR-3	Yes	See attached notes

Status of Postpetition Taxes	MOR-4	Yes

Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes.

Copies of tax returns filed during reporting period		n/a	See listing of filings

Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.

Listing of aged accounts payable	MOR-4	Yes

Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	March 30, 2009

Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
February 2009 Monthly Operating Report — UNAUDITED
MOR 1 — Schedule of Cash Receipts and Disbursements

			Washington Mutual, Inc.
Account Bank Bank Account GL Account	Deposit WMB/JPM xxx0667 70/10450/9909	Deposit WMB/JPM xxx4234 70/10441/9909	Deposit WMB/JPM xxx9626 70/10450/9910	Deposit WMB/JPM xxx9663 70/10450/9911	Money Market Bank of America xxx0658 70/12510/9778	General Bank of America xxx4228 70/10305/9347	WMI Total

Opening Balance - 01/31/2009	261,489,759	3,670,223,347	4,653	748,231	282,038,153	3,686,841	4,218,190,984

Receipts

Interest & investment returns	6,706	93,516	0	19	52,404		152,646
Tax Refunds						95,803	95,803
Reimbursements from WMB							—
Reimbursements/distributions from subs							—
Sales of Assets/Securities						3,463,900	3,463,900
Covered Bond Deposit						27,532,495	27,532,495

Total Receipts	6,706	93,516	0	19	52,404	31,092,198	31,244,844

Transfers

General to Disbursement							—
Loan to subsidiary					22,500,000	(22,500,000)	—
Sweep to Money Market account							—
General to payroll							—
To new bank account							—

Total Transfers	—	—	—	—	22,500,000	(22,500,000)	—

Disbursements

Salaries and benefits						465,150	465,150
Travel and other expenses						12,411	12,411
Occupancy and supplies						419,759	419,759
Professional Fees						4,775,203	4,775,203
Other outside services						1,426,632	1,426,632
Bank fees						66,002	66,002
US Trustee Quarterly Fees						13,000	13,000
Directors fees						70,000	70,000
Miscellaneous Adjustments							—

Total Disbursements	—	—	—	—		7,248,158	7,248,158

Net Cash Flow	6,706	93,516	0	19	22,552,404	1,344,040	23,996,686

Cash - End of Month	261,496,465	3,670,316,863	4,653	748,250	304,590,557	5,030,881	4,242,187,670

GL Balance	261,496,465	3,670,316,863	4,653	748,250	304,590,557	5,030,881	4,242,187,669

Net value - Short-term securities							321,952,733

Total Cash & Cash Equivalents							4,564,140,402

	WMI Investment Corp.
Account Bank Bank Account GL Account	Deposit WMB/JPM xxx4704 467/10450/9909	General Bank of America xxx4231 467/10305/9347	Deposit US Bank xxx7001 467/10229/9347	WMI Inv Corp Total	Combined Total

Opening Balance - 01/31/2009	53,524,351	3,060,385	—	56,584,736	4,274,775,720

Receipts

Interest & investment returns	1,364	57,786		59,150	211,796
Tax Refunds				—	95,803
Reimbursements from WMB				—	—
Reimbursements/distributions from subs				—	—
Sales of Assets/Securities				—	3,463,900
Covered Bond Deposit				—	27,532,495

Total Receipts	1,364	57,786	—	59,150	31,303,994

Transfers

General to Disbursement				—	—
Loan to subsidiary				—	—
Sweep to Money Market account				—	—
General to payroll				—	—
To new bank account				—	—

Total Transfers	—	—	—	—	—

Disbursements

Salaries and benefits				—	465,150
Travel and other expenses				—	12,411
Occupancy and supplies				—	419,759
Professional Fees				—	4,775,203
Other outside services				—	1,426,632
Bank fees				—	66,002
US Trustee Quarterly Fees	4,875			4,875	17,875
Directors fees				—	70,000
Miscellaneous Adjustments				—	—

Total Disbursements	4,875	—	—	4,875	7,253,033

Net Cash Flow	(3,511)	57,786	—	54,275	24,050,961

Cash - End of Month	53,520,840	3,118,171	—	56,639,011	4,298,826,681

GL Balance	53,520,840	3,118,171	—	56,639,011	4,298,826,680

Net value - Short-term securities				217,101,062	539,053,795

Total Cash & Cash Equivalents				273,740,073	4,837,880,475

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
February 2009 Monthly Operating Report — UNAUDITED
MOR 1a and MOR 1c — Cash

Bank Reconciliations

The above-captioned debtors (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to monthly bank statements. The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

/s/ John Maciel

John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Case No. 08-12229 (MFW)
Month Ended January 28, 2009

		Check		Amount Paid		Amount Paid CTD

Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	12/1/08 - 12/31/08	Wire	2/26/2009	$571,896.00	$25,753.12	$1,926,874.80	$59,737.44
Alvarez & Marsal	12/1/08 - 12/31/08	Wire	2/12/2009	1,519,165.25	64,171.98	3,893,726.50	194,527.44
Davis Wright Tremaine LLP	11/1/08 - 11/30/08	1061	2/5/2009	93,980.80	82.76	288,211.40	435.11
FTI Consulting, Inc.	12/1/08 - 12/31/08	Wire	2/19/2009	258,997.20	3,294.01	796,695.80	15,044.73
Gibson, Dunn & Crutcher LLP				—	—	129,315.60	2,406.69
Joele Frank Wilkinson Brimmer Katcher				—	—	69,485.00	4,094.27
Kurtzman Carson Consultants LLC	12/1/08 - 12/31/08	Wire	2/5/2009	96,862.22	—	459,454.57	—
McKee Nelson LLP	12/1/08 - 12/31/08	Wire	2/26/2009	161,315.60	6,623.85	161,315.60	6,623.85
Milliman	12/1/08 - 12/31/08	1065	2/5/2009	2,964.36	—	23,152.49	—
Pepper Hamilton LLP	11/1/08 - 11/30/08	Wire	2/6/2009	283,647.00	14,908.11	408,612.80	17,182.22
Richards, Layton & Finger P.A.	11/1/08 - 11/30/08	Wire	2/5/2009	16,548.40	3,342.50	64,781.60	12,626.32
Shearman & Sterling LLP	12/1/08 - 12/31/08	Wire	2/26/2009	293,714.40	6,879.89	293,714.40	6,879.89
Weil, Gotshal & Manges LLP	11/1/08 - 11/30/08	Wire	2/19/2009	1,303,374.40	47,680.84	2,761,231.80	70,495.21

Total				$4,602,465.63	$172,737.06	$11,276,572.36	$390,053.17

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
February 2009 Monthly Operating Report — UNAUDITED
MOR 2 Statement of Operations for the month of February

	Washington Mutual, Inc.		WMI Investment Corp.

	Feb. 2009	Cumulative to Date	Feb. 2009	Cumulative to Date

Revenues:
Interest income:
Cash equivalents	626,552	5,109,838	53,789	174,822
Securities	280,667	1,108,605	—	2,971,915
Notes receivable - intercompany	45,487	659,827	—	1
Other	—	—	—	—

Total interest income	952,706	6,878,270	53,789	3,146,739
Earnings (losses) from subsidiaries and other equity investments	(2,613,152)	(211,886,937)	—	(16,334,027)
Gains (losses) from securities / investments	(6,413,883)	(12,142,691)	—	(112,358,710)
Other income	249,897	919,289	—	—

Total revenues	(7,824,432)	(216,232,069)	53,789	(125,545,998)

Operating expenses:
Compensation and benefits	543,340	1,754,081	—	—
Occupancy and equipment	84,876	338,680	—	—
Professional fees	286,748	1,884,235	—	—
Loss / (Income) from BOLI/COLI policies	(253,146)	(3,912,714)	—	—
Management fees / Transition services	212,660	1,167,780	—	—
Insurance	1,693,133	8,183,408	—	—
Other	49,538	274,289	—	353,018

Total operating expenses	2,617,149	9,689,760	—	353,018

Net profit (loss) before other income and expenses	(10,441,582)	(225,921,829)	53,789	(125,899,016)

Other income and expenses:
Interest expense:
Notes payable - intercompany	—	—	—	—
Borrowings	—	—	—	—

Total interest expense	—	—	—	—
Other expense / (income)	—	—	—	—

Net profit (loss) before reorganization items	(10,441,582)	(225,921,829)	53,789	(125,899,016)

Reorganization items:
Professional fees	5,472,721	26,871,153	—	—
US Trustee quarterly fees	13,000	39,000	(4,550)	5,200
Gains (losses) from sale of assets	—	—	—	—
Other reorganization expenses	475,419	2,424,326	—	—

Total reorganization items	5,961,140	29,334,479	(4,550)	5,200

Net profit (loss) before income taxes	(16,402,722)	(255,256,308)	58,339	(125,904,216)

Income taxes	—	—	—	—

Net profit (loss)	(16,402,722)	(255,256,308)	58,339	(125,904,216)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
February 2009 Monthly Operating Report — UNAUDITED
MOR 3 Balance Sheet as of 02/28/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.

	2/28/09	9/26/08	2/28/09	9/26/08

Assets:
Unrestricted cash and cash equivalents	4,564,140,403	4,018,083,009	273,740,074	52,974,376
Restricted cash and cash equivalents	113,985,513	145,668,884	—	—
Investment securities	64,727,995	59,688,627	—	266,444,881
Accrued interest receivable	712,506	413,253	52,425	4,084,658
Accounts receivable	—	—	—	—
Income tax receivable	482,059,227	742,680,150	22,187,560	22,187,560
Prepaid expenses	7,797,284	11,311,510	—	—
Cash surrender value of BOLI/COLI	87,028,848	84,039,738	—	—
Funded Pension	39,173,922	638,870,071	—	—
Other investments	8,150,338	23,668,909	48,592,672	65,952,708
Investment in subsidiaries	1,532,380,350	1,894,114,445	—	—
Notes receivable - intercompany	14,835,405	58,001,133	565,844,197	565,844,197
Other assets	26,156,078	23,489,277	—	—

Total assets	6,941,147,867	7,700,029,006	910,416,929	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	9,747,185	—	—	—
Taxes payable	—	—	—	—
Accrued wages and benefits	327,346	—	—	—
Other accrued liabilities	9,313,222	—	325	—
Rent and equipment lease payable	—	—	—	—
Deferred tax liability / (asset)	—	—	—	—
Other Liabilities - Intercompany	—	—	—	—
Other post-petition liabilities	—	—	—	—
Minority interest	2,000,000	2,000,000	—	—

Total post-petition liabilities	21,387,753	2,000,000	325	—

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	—	—
Subordinated debt	1,613,991,512	1,613,991,512	—	—
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	—	—
Notes payable - intercompany	684,095,259	684,095,258	—	—
Accounts payable	4,786,832	3,941,450	—	—
Taxes payable	550,938,839	550,080,833	—	—
Payroll and benefit accruals	407,236,707	407,215,221	—	—
Other accrued liabilities	86,421,167	92,259,015	—	—
Other pre-petition liabilities	223	223	—	—

Total pre-petition liabilities	8,274,765,896	8,278,878,868	—	—

Total liabilities	8,296,153,649	8,280,878,868	325	—

Shareholders’ equity:
Preferred stock	3,392,341,954	3,392,341,953	—	—
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(2,115,609,141)	(1,590,151,320)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(15,365,235,842)	(15,371,794,051)	14,133,260	14,133,260
Retained earnings - post-petition	(255,256,308)	—	(125,904,216)	—

Total shareholders’ equity	(1,355,005,782)	(580,849,862)	910,416,604	977,488,380

Total liabilities and shareholder’s equity	6,941,147,867	7,700,029,006	910,416,929	977,488,380

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). The balance does not represent the market value of these entities.

Note 3: Funded Pension

The funded pension balance was adjusted to reflect the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values or interest rate assumptions since November 2008 which could materially affect the results.

Note 4: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The recorded balances do not reflect all expected refunds or payments, which are currently being reviewed. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may claim all or a portion of expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are sufficient to offset income during the reported period.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
February 2009 Monthly Operating Report — UNAUDITED
MOR 4 Status of Postpetition Taxes

Washington Mutual, Inc.

		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition

Federal	NOTES

Withholding	*					—
FICA — Employee	*					—
FICA — Employer	*					—
Unemployment	*					—
Income	**					—
Other:						—

Total Federal		—	—	—	—	—

State and Local

Withholding	*					—
Sales	***
Unemployment	*
Real Property	n/a
Personal Property	n/a
Other	****
—

Total State and Local		—	—	—	—	—

Total Taxes		—	—	—	—	—

WMI Investment Corp

		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition

Federal	NOTES

Withholding	*					—
FICA — Employee	*					—
FICA — Employer	*					—
Unemployment	*					—
Income	**					—
Other:

Total Federal		—	—	—	—	—

State and Local

Withholding	*
Sales	***
Unemployment	*
Real Property	n/a
Personal Property	n/a
Other	****

Total State and Local		—	—	—	—	—

Total Taxes		—	—	—	—	—

NOTES

* All payroll, including the remission of all related withholding taxes, benefits and employer taxes has been outsourced to Branch, Richards & Co. Any payroll related tax payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1

** WMI has booked no post-petition income tax provision, nor has it made any payments.

*** See signed statement below and attached listing of filings related to business activity. No outstanding liabilities reported as of January 31, 2009.

**** Excise Tax returns have not been filed for Seattle and Washington state. WMI is working with the appropriate taxing authority to determine if a filing requirement exists. If it is determined that a filing requirement exists, WMI will file the appropriate returns at this time.

I attest that all tax returns have been filed in acordance with federal / state / county / city requirements for the above period.

/s/ John Maciel

John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 2/1/2009 through 2/28/2009

Property Tax Filings:

No property tax returns were filed during the period 2/1/2009 through 2/28/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 2/1/2009 through 2/28/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed

WMI	IRS (Federal)	Withholding summary of deposits and filings (quarterly)	2/2/2009	2/2/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	2/4/2009	2/4/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	2/18/2009	2/18/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed

WMI	Washington	Business and occupation tax return	2/25/2009	*

* As part of the process of transitioning the tax reporting functions from JPM, WMI is working with the appropriate taxing authority to determine its B&O filing requirements. During this transition period, no B&O returns are being filed. If it is determined that a filing requirement exists, WMI will file the appropriate returns at that time.

Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
Case No. 08-12229 (MFW)
As of February 28, 2009

Vendor	Current	1 - 30	31 - 60	61- 90	91 and Over	Total

Akin, Gump, Strauss, Hauer & Feld LLP	$1,332,292.10	$—	$—	$—	$—	$1,332,292.10
Alvarez & Marsal	1,967,039.41	—	—	—	—	1,967,039.41
AT&T	—	12,750.00	—	—	—	12,750.00
Bowne of Los Angeles, Inc.	239,552.46	—	—	—	—	239,552.46
Branch, Richards & Co., P.S.	865.50	—	—	—	—	865.50
Chazen, Steven I.	5,000.00	—	—	—	—	5,000.00
Davis Wright Tremaine LLP	213,992.71	—	—	—	—	213,992.71
Depository Trust Company	1,472.00	—	—	—	—	1,472.00
DLA Piper LLP (US)	3,843.00	—	—	—	—	3,843.00
Fishman, Alan H.	5,000.00	—	—	—	—	5,000.00
Frank, Stephen E.	12,500.00	—	—	—	—	12,500.00
FTI Consulting, Inc.	601,005.32	—	—	—	—	601,005.32
Gibson, Dunn & Crutcher LLP	92,457.36					92,457.36
Grant Thornton	90,223.74	—	—	—	—	90,223.74
Intralinks	—	6,841.11	—	—	—	6,841.11
John W. Wolfe, P.S.	100,264.00	—	—	—	—	100,264.00
JPMorgan Chase Bank	—	405,452.95	—	—	—	405,452.95
Kurtzman Carson Consultants LLC	115,940.77	—	—	—	—	115,940.77
Leppert, Thomas C.	5,000.00	—	—	—	—	5,000.00
Lifewise Assurance Company	1,951.68	—	—	—	—	1,951.68
Lillis, Charles M.	5,000.00	—	—	—	—	5,000.00
Martin, Colleen	108.00	—	—	—	—	108.00
Matthews, Phillip D	5,000.00	—	—	—	—	5,000.00
Mayer Brown LLP	15,343.23	—	—	—	—	15,343.23
McKee Nelson LLP	108,879.71	—	—	—	—	108,879.71
McQuade, Margaret Osmer	5,000.00	—	—	—	—	5,000.00
Mellon Investor Services, LLC	25,135.96	—	—	—	—	25,135.96
Merrill Communications LLC	—	92,620.02	—	—	—	92,620.02
Miller & Chevalier	56,407.50	—	—	—	—	56,407.50
Milliman	3,997.50	—	—	—	—	3,997.50
Montoya, Regina T.	5,000.00	—	—	—	—	5,000.00
Murphy, Michael K.	5,000.00	—	—	—	—	5,000.00
Pacific Office Automation	21,582.00	—	—	—	—	21,582.00
Pepper Hamilton LLP	443,045.34	—	—	—	—	443,045.34
Perkins Coie LLP	353,194.63	—	—	—	—	353,194.63
Reed,Jr., William G.	5,000.00	—	—	—	—	5,000.00
Richards, Layton & Finger P.A.	71,093.98	—	—	—	—	71,093.98
Shearman & Sterling LLP	173,949.88	—	—	—	—	173,949.88
Simpson Thacher & Bartlett LLP	233,122.63	—	—	—	—	233,122.63
Smith, Charles E.	6,779.43	—	—	—	—	6,779.43
Smith, Orin C.	5,000.00	—	—	—	—	5,000.00
Stever, James H.	5,000.00	—	—	—	—	5,000.00
TERIS	519.93	—	—	—	—	519.93
The Hartford	8,657.51	—	—	—	—	8,657.51
Thomson Financial LLC	7,978.67	—	—	—	—	7,978.67
Towers Perrin	79,008.98	—	—	—	—	79,008.98
Update Legal	184,212.00					184,212.00
Weil, Gotshal & Manges LLP	2,608,104.04	—	—	—	—	2,608,104.04

Total	$9,229,520.97	$517,664.08	$—	$—	$—	$9,747,185.05

NOTES

*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

1.

On February 5, 2009, WMI closed the sale of its LP interest in FTV I-III. WMI sold those assets pursuant to the Investment Sales Procedures for total consideration of approximately $10.4 million - $3.5 million in cash and $6.9 million in assumption of liabilities.

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.